UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2011

CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2011, CHS Inc. ("CHS" or the "Company") held its Annual Members Meeting. At the meeting, each of the following directors were re-elected to the Board for a three-year term: Jerry Hasnedl, Daniel Schurr, Clinton J. Blew, Curt Eischens and Greg Kruger. The delegates also elected two new directors, Edward Malesich and Jon Erickson, each to serve a three-year term on the Board. The following directors’ terms of office continued after the meeting: Donald Anthony, Robert Blass, David Bielenberg, Dennis Carlson, Steve Fritel, David Kayser, Randy Knecht, Michael Mulcahey and Michael Toelle.

Edward Malesich, 59, of Dillon, Montana, will represent members in Montana and Wyoming. He succeeds Richard Owen of Geraldine, Montana, who served on the Board since 1999. Mr. Malesich has served for 12 years on the board of directors of Rocky Mountain Supply Inc., Belgrade, Montana, and currently is vice chairman. He also has served for 13 years on the board of directors of Northwest Farm Credit Services, Spokane, Washington, an $8 billion financial operation. Mr. Malesich raises Angus cattle, wheat, malt barley and hay on nearly 19,000 acres. He holds a bachelor’s degree in agricultural production from Montana State University.

Jon Erickson, 51, of Minot, North Dakota, will represent members in that state. He succeeds Bruce Anderson of Glenburn, North Dakota, who retired from the Board after 16 years of service. Mr. Erickson is the past-chairman of Enerbase, a Minot energy and agricultural supply cooperative, and is active in a wide range of agricultural and community organizations. He raises small grains, oilseeds and operates a commercial Hereford/Angus cow-calf business. Mr. Erickson holds a bachelor’s degree in agricultural economics from North Dakota State University.

Following the Annual Members Meeting, the Board of Directors held the annual re-organizational meeting at which Board officers were elected. Jerry Hasnedl was elected Chairman of the Board, Daniel Schurr was elected First Vice Chairman of the Board, Steve Fritel was elected Secretary-Treasurer of the Board, Dennis Carlson was elected Second Vice Chairman of the Board and David Bielenberg was elected Assistant Secretary-Treasurer of the Board, each for a one-year term.

Item 7.01 Regulation FD Disclosure.

On December 9, 2011, the Company issued a press release announcing the results of the election of directors to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

December 9, 2011	By:	/s/ David A. Kastelic

Name: David A. Kastelic
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 9, 2011.